UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 29, 2006

MODERN TECHNOLOGY CORP.

(Exact name of registrant as specified in charter)

                                                                       NEVADA                    002-80891            11-2620387

(State or other jurisdiction      (Commission          (IRS Employer

                                                                      of incorporation)            File Number)      Identification No.)

1739 University Ave. #339, Oxford MS 38655

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (601) 213-3629

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Item 4.  Change in Registrant's Certifying Accountant.
         ---------------------------------------------

              On September 29, 2006, the Company engaged Lawrence Scharfman to serve as the Company's new principal independent auditor.

              The Company did not consult with Mr. Scharfman regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN TECHNOLOGY CORP.

Date: __9-29-2006___ _______

                                                Anthony K. Welch, CEO